UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Amendment No. 1

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Gulf Resources, Inc. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A amends and restates the definitive proxy statement for Gulf Resources, Inc.’s 2011 annual  meeting of stockholders, which was filed with the Securities and Exchange Commission on April 29, 2011. After the filing we noted an omission of two matters to be voted on by our stockholders at the annual meeting.  We are hereby amending and restating the Proxy Statement to reflect the addition of the following two matters:

1.  To conduct an advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed under the caption Election of Directors – Executive Compensation;

2. To conduct an advisory vote to indicate how frequently stockholders believe the Company should seek an advisory vote on the compensation of the Company’s named executive officers; and the correct record date.

Other than revisions related to this change, there are no material changes to the information contained in the Proxy Statement.

Gulf Resources, Inc.
99 Wenchang Road, Chenming Industrial Park,
Shouguang City, Shandong,
People’s Republic of China 262714

___________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 22, 2011
___________________________

TO THE STOCKHOLDERS OF Gulf Resources, Inc.:

The Annual Meeting of the stockholders of Gulf Resources, Inc., a Delaware corporation (“Company”), will be held on June 22, 2011, at 9:00 a.m.(local time), at the company’s headquarters located at 99 Wenchang Road, Chenming Industrial Park, Shouguang City, Shandong Province, People’s Republic of China, for the following purposes:

1.
To elect seven directors, consisting of Ming Yang, Xiaobin Liu, Naihui Miao, Nan Li, Yang Zou, Shi Tong Jiang and Ya Fei Ji, to hold office for a one-year term or until their successors are elected and qualified;

2.	To ratify the appointment of BDO Limited, independent public accountants, as the auditor of the Company for the year 2011;

3.	To approve an amendment to the 2007 Equity Incentive Plan to increase the number of shares of the Company’s common stock reserved for issuance under the plan to 4,341,989 shares;

4.	To conduct an advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed under the caption Election of Directors – Executive Compensation;

5.	To conduct an advisory vote to indicate how frequently stockholders believe the Company should seek an advisory vote on the compensation of the Company’s named executive officers; and

6.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

Stockholders of record of the Company’s common stock at the close of business on April 28, 2011 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

All stockholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet.  Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.  If you received this proxy statement in the mail, a return envelope is enclosed for your convenience.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE VOTE ON THE INTERNET. IF THIS PROXY STATEMENT WAS MAILED TO YOU, COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO ATTEND THE MEETING TO VOTE IN PERSON.

By Order of the Board of Directors,

/s/ Ming Yang
Ming Yang
Chairman of the Board of Directors

Dated: May 9, 2011

GULF RESOURCES, INC.
99 Wechang Road, Chenming Industrial Park,
Shouguang City, Shandong,
People’s Republic of China 262714

___________________________

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held on June 22, 2011
___________________________

INTRODUCTION

Your proxy is solicited by the Board of Directors of Gulf Resources, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”),  for use at the Annual Meeting of Stockholders to be held on June 22, 2011, at 9:00 a.m.(local time) Beijing Standard Time, which is the equivalent to June 21, 2011 at 9:00 p.m. U.S. Eastern Standard Time (the “Annual Meeting”), at the company’s headquarters located at 99 Wenchang Road, Chenming Industrial Park, Shouguang City, Shandong Province, People’s Republic of China, for the following purposes:

1.
To elect seven directors, consisting of Ming Yang, Xiaobin Liu, Naihui Miao, Nan Li, Yang Zou, Shi Tong Jiang and Ya Fei Ji, to hold office for a one-year term or until their successors are elected and qualified;

2.	To ratify the appointment of BDO Limited, independent public accountants, as the auditor of the Company for the year 2011;

3.	To approve an amendment to the 2007 Equity Incentive Plan to increase the number of shares of the Company’s common stock reserved for issuance under the plan to 4,341,989 shares;

4.	To conduct an advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed under the caption Election of Directors – Executive Compensation;

5.	To conduct an advisory vote to indicate how frequently stockholders believe the Company should seek an advisory vote on the compensation of the Company’s named executive officers; and

6.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

The Board of Directors set April 28, 2011 as the record date (the “Record Date”) to determine those holders of common stock, par value $0.0005 per share, of the Company (the “Common Stock”), who are entitled to notice of, and to vote at, the Annual Meeting.  A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office at 99 Wenchang Road, Chenming Industrial Park, Shouguang City, Shandong Province, People’s Republic of China.

On or about May 13, 2011, the Company shall mail to all stockholders of record, as of the Record Date, a Notice of Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date.  As of the close of business on the Record Date, a total of 34,735,912 shares of Common Stock are entitled to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting.

How do I vote by proxy?

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card.  If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

What if I received a Notice of Availability of proxy materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

If I am a stockholder of record, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided.

If you received a Notice by mail, you may vote by proxy over the Internet by going to www.proxyvote.com to complete an electronic proxy card.

If you vote by proxy, your vote must be received by 5:00 p.m. U.S. Eastern Standard Time on June 21, 2011 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before it is exercised at the Annual Meeting in any of three ways:

•	by submitting written notice revoking your proxy card to the Secretary of the Company;
•	by submitting another proxy via the Internet or by mail that is later dated and, if by mail, that is properly signed; or
•	by voting in person at the Annual Meeting.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card or vote by proxy on the Internet to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy either sign and return their proxy cards, submit their proxy on the Internet, or attend the meeting.  If you sign and return your proxy card, or submit your proxy on the Internet, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under Proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting.

Proposal 2 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting.  An abstention with respect to Proposal 2, will have the effect of a vote “AGAINST” such proposal.  Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Proposal 3 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting.  Abstentions and broker non-votes have no effect on the proposals being voted upon.

The advisory vote pursuant to Proposals 4 and 5 is not binding on the Company, the Board of Directors or management.  A majority of votes cast is necessary for approval of executive compensation.  Abstentions and broker non-votes have no effect on Proposals 4 and 5.

Brokers holding shares of the Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on “routine” proposals such as the ratification of the Company’s independent auditors.  Abstentions and broker non-votes have no effect on the proposal being voted upon.

Who pays for this proxy solicitation?

We do.  In addition to sending you these materials and posting them on the Internet, some of our employees may contact you by telephone, by mail, by fax, by email, or in person.  None of these employees will receive any extra compensation for doing this.  We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1:  The Delaware Revised Statutes and the NASDAQ Stock Market require corporations to hold elections for directors each year.

Proposal No. 2:  The Company appointed BDO Limited to serve as the Company’s independent auditors for the 2011 fiscal year.  The Company elects to have its stockholders ratify such appointment.

Proposal No. 3:  The NASDAQ Stock Market  requires shareholder approval for material amendments of stock option plans.

Proposal No. 4:  Recently enacted rules pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provide an advisory vote by stockholders to approve the compensation paid to the Company’s named executive officers.

Proposal No. 5:  The Dodd-Frank Act also enables the Company’s stockholders to indicate how frequently they believe the Company should seek an advisory vote on the compensation of the Company’s named executive officers, such as Proposal 4 above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Common Stock, as of the record date of the meeting, by each of Company’s directors and executive officers; all executive officers and directors as a group, and each person known to Company to own beneficially more than 5% of Company’s Common Stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.  As of April 28, 2011, there were 34,735,912 shares of the Company’s Common Stock outstanding.
Name of Beneficial Owner (1)	Number of Shares		Percent of Class
Ming Yang (Chairman)	13,391,454	(2)	38.6%
Xiaobin Liu (CEO)	239,831	(3)	*
Min Li (CFO)	239,831	(4)	*
Naihui Miao (COO)	239,831	(5)	*
Nan Li (Director)	12,500	(6)	*
Yang Zou ( Director)	12,500	(7)	*
Shi Tong Jiang (Director)	19,916	(8)	*
Ya Fei Ji (Director)	25,000	(9)	*
All Directors and Executive Officers as a Group (eight persons)	14,168,363		40.8%
FMR LLC	3,336,590	(10)	9.6%
HAP Trading, LLC	4,100,879	(11)	11.8%

________________
*     Less than 1%.

(1) The address of each director and executive officer is c/o Gulf Resources, Inc., 99 Wenchang Road, Chenming Industrial Park, Shouguang City, Shandong, People’s Republic of China 262714

(2) Includes 2,512,200 shares owned by Ming Yang, 5,079,721 shares owned by Ms. Wenxiang Yu, the wife of Mr. Yang, 1,674,800 shares owned by Mr. Zhi Yang, Mr. Yang’s son, and 4,124,733 shares owned by  Shandong Haoyuan Industry Group Ltd. ("SHIG"), of which Mr. Yang is the controlling shareholder, chief executive officer and a director.  Mr. Yang disclaims beneficial ownership of the shares owned by his wife and SHIG.

(3) Includes 225,000 shares issuable upon exercise of options held by Mr. Liu.

(4) Includes 225,000 shares issuable upon exercise of options held by Mr. Li.

(5) Includes 225,000 shares issuable upon exercise of options held by Mr. Miao.

(6) Includes 12,500 shares issuable upon exercise of options held by Mr. Li.

(7) Includes 12,500 shares issuable upon exercise of options held by Mr. Zou.

(8)   Includes 12,500 shares issuable upon exercise of options held by Mr. Jiang.

(9) Includes 25,000 shares issuable upon exercise of options held by Mr. Ji.

(10) The address of Fidelity Management & Research Company ("Fidelity") is 82 Devonshire Street, Boston, Massachusetts 02109.  Fidelity is a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 3,336,590 shares or 9.632% of the Common Stock outstanding of the Company as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940.

The ownership of one investment company, Fidelity Dividend Growth Fund, amounted to 2,476,460 shares or 7.15% of the common stock outstanding. Fidelity Dividend Growth Fund has its principal business office at 82 Devonshire Street, Boston, Massachusetts 02109.

Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 3,336,596 shares owned by the Funds.  Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares.  Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. The information was derived from a Schedule 13G filed on February 14, 2011.

(11) The address of HAP Trading, LLC is 33 Whitehall Street, 6th Floor, New York, NY 10004. The information was derived from a Form 4 filed on March 30, 2011.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board of Directors has nominated seven (7) persons identified below for election as directors, to serve until the next annual meeting and their successors have been elected and qualified  If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board nominates.

Name	Age	Other positions with Company; other directorships held in last five years	Has served as Company director since
Ming Yang	44	Chairman of the Board of Director	December 2006
Xiaobin Liu	43	Chief Executive Officer and Director	March 2009
Naihui Miao	42	Secretary, Chief Operating Officer and Director	January 2006
Yang Zou (1)(3)	40	Independent Director	March 2011
Nan Li (1) (2)	36	Independent Director	November 2010
Shi Tong Jiang (1) (2)(3)	43	Independent Director	April 2008
Ya Fei Ji (2)(3)	47	Independent Director	June 2009

(1) Serves as a member of the Audit Committee.
(2) Serves as a member of the Compensation Committee.
(3) Serves as a member of the Nominating and Corporate Governance Committee.

Ming Yang, Chairman of the Board of Director – Mr. Yang has served as Chairman of Shouguang City Yuxin Chemical Company Limited since July 2000. Since May 2005, Mr. Yang has served as Chairman of Shouguang City Haoyuan Chemical Company Limited, Shouguang City He Mao Yuan Bromize Company Limited, and Shouguang City Qing River Real Estate Construction Company.  He was nominated as director of Qinghe Oil Field Office in 1993, where he managed operations. In 1997 he was appointed chairman and general manager of Shouguang Qinghe Shiye LLC and during the next three years its profits doubled. He took the position of general manager of Shouguang City Yu Xin Chemical Industry Co., Ltd. in 2000. During his stay, he focused on quality management and technology progress, which led to a 100 percent success rate of all products. He also helped the company successfully pass the ISO certification and become a private high-tech enterprise. In 2005 he was appointed to the position of chairman, where he has helped the company to become a leading producer of bromine and crude salt in China.  In 2006 he became the chairman of Gulf Resources, Inc. Mr. Yang has been the representative of Shandong Shouguang congress since 1995 and in 1998 he was awarded as Honorary Entrepreneur in Weifang City.

Xiaobin Liu, Chief Executive Officer and Director – Mr. Liu was appointed as Chief Executive Officer and Director on March 10, 2009. Mr. Liu joined the Company as Vice President in January 2007.  Before he joined the Company, Mr. Liu had served as Vice President of a subsidiary of Shenzhen Dasheng Corporation, a public company in China, from 2005 to 2006, Manager of Securities Department with Saige International Trust and Investment Corporation from 2000 to 2005, Vice President with Qionghai City Wanquanhe Hot Springs Tourism Development Co., Ltd. from 1995 to 2000.  Prior to that, Mr. Yang worked in the Financial Department of Chinese Black Metal Limited Company from 1992 to 1995 and the Financial Department of Shaanxi Aircraft Manufacturing Company from 1988 to 1992.  Mr. Liu earned a masters degree from the Economic and Management School at Hong Kong City University.

Naihui Miao, Secretary, Chief Operating Officer and Director – Mr. Miao has served as Vice President of Shouguang City Haoyuan Chemical Company Limited since January 2006.  Since January 2006, Mr. Miao has served as Director, Secretary and Vice President of Gulf Resources, Inc. and he is in charge of sales, human resource and business management.  From 2005 to 2006, Mr. Miao served as Vice President of Shouguang City Yuxin Chemical Company Limited as the deputy general manager.  From 1991 to 2005, Mr. Miao served as a Manager and then Vice President of Shouguang City Commercial Trading Center Company Limited.  He was the director of Shouguang Business Trade Center since 1986.

Yang Zou, Independent Director – Mr. Zou was appointed a director on March 2, 2011. Mr. Zou currently serves as auditing project leader at Beijing Zhongpingjianhuahao Certified Accountants Co., Ltd.  He is a Certified Public Accountant of China and holds the certificate of Certified Internal Auditor.  From March 2003 to September 2009, Mr. Zou was chief financial officer of Bohua Ziguang Zhiye Co., Ltd.  From July 2001 to January 2003, Mr. Zou was the audit department manager of financial center of Beijing Hengji Weiye Electronic Products Co., Ltd., where he was in charge of internal audit, financial budget management, and coordination with external audit. From July 1999 to June 2001, Mr. Zou was manager of finance and audit department of Zhonglian Online Information Development Co., Ltd. From September 1993 to June 1999, Mr. Zou had served as assistant auditor, auditor, and head of project audit of Hainan Zhongou Certified Public Accountants Co., Ltd. From July 1991 to August 1993, Mr. Zou was an accountant of department of finance of Hunan Department Store Co., Ltd.  Mr. Zou graduated from Beijing University with bachelor’s degree in finance.

Nan Li, Independent Director – Mr. Li was appointed a director on November 8, 2010. Mr. Li currently serves as Financial Controller at Global Pharm Holdings Group, Inc., an OTC Bulletin Board listed company.  He holds an Intermediate Accountant Certificate and is a Certified Public Accountant of China.  From 2005 to 2010, Mr. Li was audit manager and divisional manager at Shenzhen Tianhua Accounting Firm, where he participated or been responsible for auditing various Chinese large-scale financial institutions, securities companies, and listed companies, as well as acting as auditor or financial consultant to many U.S.-listed companies.  From March 2002 to July 2004  and from July 2004 to February 2005, he worked as an auditor in the internal control department of two Hong Kong listed companies, Suncorptech and Vision Grande Group, respectively.  Mr. Li holds a master’s degree in International Accountancy.

Shi Tong Jiang, Independent Director – Mr. Jiang was appointed a director on April 23, 2008.  Mr. Jiang is Chief of the Shouguang City Audit Bureau, Shandong Province, has been with the Audit bureau since 1990. During his career at the Shouguang City Audit Bureau he has held multiple positions including, Auditing Officer and Audit Section Deputy Chief. The Shouguang City Audit Bureau is responsible for the independent audit supervision of the affairs of the government. From 1987 to 1990 Mr. Jiang attended Shandong Financial Institution.

Ya Fei Ji, Independent Director - Mr. Ji was appointed a director on June 13, 2009.  Mr. Ji graduated from East China University in 1992 with a Master’s degree in Fine Chemicals. From 1992 through 1996, Mr. Ji worked as an assistant researcher at the Drug Research Institute of Anhui Province. Mr. Ji taught and conducted research at the China University of Mining and Technology (Beijing) from 1996 until 2001, where he became an Associate Professor in 1999 and received a doctorate degree in chemical engineering in 2001. From 2001 to 2003, Mr. Ji conducted post-doctorate research at the the Institute of Materia Medica, Chinese Academy of Medical Sciences and Peking Union Medical College. From 2003 to the present, Mr. Ji has taught and conducted research at the East China University of Science and Technology.  Mr. Ji has published over 40 articles and has applied for two patents.

The Board of Directors has determined that Nan Li, Yang Zou, Shi Tong Jiang and Ya Fei Ji are independent under Rule 5605(a)(2) of the NASDAQ Listing Rules.

Executive Officers and Significant Employees

Min Li, Chief Financial Officer – was appointed a director on October 30, 2007 and resigned on June 22, 2009.  He has served as Chief Financial Officer since December 2006 and as Chief Financial Officer for Shouguang City Haoyuan Chemical Company Limited. From 2004 to 2006, Mr. Li served as Manager of Financial and Asset Management Department for Shouguang City Yuxin Chemical Company Limited. From 2000 to 2004, Mr. Li served as Manager of the Accounting Department for the Yang Kou Branch of the China Construction Bank.  From 1998 to 1999, Mr Li worked at China Construction Bank Shandong branch and in 2000 Mr. Li worked at the Yangkou Office as the accounting manager.  Mr. Li has a bachelor degree in accounting from Weifang College.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees

Involvement in Certain Legal Proceedings

To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of our Company during the past ten years.

Board Operations

The positions of principal executive officer and chairman of the Board of Company are held by different persons.  The chairman of the Board chairs Board and stockholder meetings and participates in preparing their agendas.  The chairman of the Board also calls, plans, and chairs the independent directors’ executive sessions and serves as a focal point for communication between management and the Board between Board meetings, although there is no restriction on communication between directors and management.  Company believes that these arrangements afford the independent directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

The Board plays an active role, as a whole and also at the committee level, in overseeing the management of the Company’s risks. The Board regularly reviews reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks.

The Board of Directors met held seven meetings and entered into six written consents during 2010. During 2010, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member.

The Board has adopted a code of ethics applicable to Company’s directors, officers, and employees.  The code of ethics is available at Company’s website, www.gulfresourcesinc.cn.

Board Committees

The Board of Directors has standing audit, compensation, and nominating committees, comprised solely of independent directors.  Each committee has a charter, which is available at Company’s website, www.gulfresourcesinc.cn.

Audit Committee

The Audit Committee is responsible for reviewing the results and scope of the audit, and other services provided by our independent auditors, and reviewing and evaluating our system of internal controls. Mr. Li is the Audit Committee Financial Expert and Mr. Jiang is the chair of the Audit Committee. Our audit committee met seven times and entered into one written consent during 2010. Our Board of Directors has determined that Messrs. Li, Zou and Jiang are “independent directors” within the meaning of Rule 10A-3 under the Exchange Act, as determined based upon the criteria for “independence” set forth in the rules of The NASDAQ Stock Market.

Audit Committee Report

With respect to the audit of Company’s financial statements for the year ended December 31, 2010, the Audit Committee

•	has reviewed and discussed the audited financial statements with management;
•
has discussed with Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant's independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company's annual report on Form 10-K for the year ended December, 2010.

Shi Tong Jiang, Chair
Yang Zou
Nan Li

Compensation Committee

The compensation committee is responsible for (a) reviewing and providing recommendations to the board of directors on matters relating to employee compensation and benefit plans, and (b) assisting the board in determining the compensation of the chief executive officer and making recommendations to the board with respect to the compensation of the chief financial officer, other executive officers of the Company and independent directors. Each of Ya Fei Ji, Shi Tong Jiang and Nan Li are members of the compensation committee. The compensation committee operates under a written charter. Mr. Ji is the chairman of compensation committee.

The Compensation Committee took action by written consent two times in 2010.  Further information regarding Company’s processes and procedures for determining executive compensation are set forth under the caption, Compensation Discussion and Analysis.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth beginning on page 10 and , based on the review and discussions, recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Shi Tong Jiang, Chair
Ya Fei Ji
Nan Li

Nominating and Corporate Governance Committee

Our Board of Directors established a nomination and corporate governance committee in June 2009.The purpose of the nominating and corporate governance committee is to assist our board of directors in identifying qualified individuals to become board members, in determining the composition of the board of directors and in monitoring the process to assess board effectiveness. Each of Ya Fei Ji, Shi Tong Jiang and Yang Zou are members of the nominating and corporate governance committee. The nominating and corporate governance committee operates under a written charter. Mr. Jiang is the chairman of nominating and corporate governance committee.

The Nominating and Corporate Governance Committee took action by written consent one time in 2010.  The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the listing standards of NASDAQ and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o Gulf Resources, Inc., 99 Wenchang Road, Chenming Industrial Park, Shouguang City, Shandong, People’s Republic of China 262714. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but needs not, include a questionnaire. The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. A potential director nominee recommended by a security holder will not be evaluated differently from any other potential nominee. Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

The Board does not have a formal policy on Board candidate qualifications.  The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience.  Depending upon the current needs of the Board, certain factors may be weighed more or less heavily.  In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the Committee considers. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons.  The directors will not evaluate candidates differently based on who has made the recommendation.

Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, Gulf Resources, Inc., 99 Wenchang Road, Chenming Industrial Park, Shouguang City, Shandong, People’s Republic of China 262714, who will forward the correspondence to each addressee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Company’s directors and executive officers and any beneficial owner of more than 10% of any class of Company equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish copies of the reports to Company.  Based solely on the Company’s review of copies of such forms and written representations by Company’s executive officers and directors received by it, Company believes that during 2010, all such reports were filed timely, except that a Form 4 for each of Nan Li, Min Li, Xiaobin Liu, Naihui Miao, and Shitong Jiang and two Form 4s for Richard Khaleel were filed late.

Executive Compensation

Compensation Discussion and Analysis

This compensation discussion describes the overall compensation practices at the Company and specifically describes the compensation for the following named executive officers (“Named Executive Officers”):

•	Xiaobin Liu, Chief Executive Officer
•	Min Li, Chief Financial Officer
•	Naihui Miao, Chief Operating Officer

The Board of Directors appointed the Compensation Committee of our Board of Directors to evaluate and determine the compensation programs of the Company’s Named Executive Officers, including the Chief Executive Officer and the Chief Financial Officer.

Compensation Philosophy and Objectives

Our primary goal with respect to our compensation programs has been to attract and retain the most talented and dedicated employees in key positions in order to compete effectively in the market place, successfully execute our growth strategies, and create lasting shareholder value. The Compensation Committee evaluates both individual and Company performance when determining the compensation of our executives. Our executives’ overall compensation is tied to the Company financial and operational performance, as measured by revenues and net income, as well as to accomplishing strategic goals such as merger and acquisitions and fund raising. The Compensation Committee believes that a significant portion of our executive’s total compensation should be at-risk compensation that is linked to stock-based incentives to align their interests with those of shareholders.

Additionally, the Compensation Committee has determined that an executive officer who is a Chinese national and is based in China will be entitled to a locally competitive package and an executive officer who is an expatriate or who is based in the U.S. will be paid a salary commensurate with those paid to the executives in the U.S. The Compensation Committee evaluates the appropriateness of the compensation programs annually and may make adjustments after taking account the subjective evaluation described previously.

We apply our compensation policies consistently for determining compensation of our Chief Executive Officer as we do with the other executives. The Compensation Committee assesses the performance of our Chief Executive Officer annually and determines the base salary and incentive compensation of our chief executive officer.

Our Chief Executive Officer is primarily responsible for the assessment of our other executive officers’ performance. Ultimately, it is the Compensation Committee’s evaluation of the chief executive officer’s assessment along with competitive market data that determines each executive’s total compensation.

Elements of Our Executive Compensation Programs

Base Salary. All full time executives are paid a base salary. Base salaries for our named executives are set based on their professional qualifications and experiences, education background, scope of their responsibilities, taking into account competitive market compensation levels paid by other similar sized companies for similar positions and reasonableness and fairness when compared to other similar positions of responsibility within the Company. Base salaries are reviewed annually by the Compensation Committee, and may be adjusted annually as needed.

Annual Bonuses. The Company does not pay guaranteed annual bonuses to our executives or to employees at any level because we emphasize pay-for-performance. The Compensation Committee determines cash bonuses towards the end of each fiscal year to award our executive officers including our Chief Executive Officer and Chief Financial Officer based upon a subjective assessment of the Company’s overall performance and the contributions of the executive officers during the relevant period.

Equity Incentive Compensation. A key element of our pay-for-performance philosophy is our reliance on performance-based equity awards through the Company’s stock option plan. This program aligns executives’ and shareholders’ interests by providing executives an ownership stake in the Company. Our Compensation Committee has the authority to award equity incentive compensation, i.e. stock options, to our executive officers in such amounts and on such terms as the Compensation Committee determines in its sole discretion. The Compensation Committee reviews each executive’s individual performance and his or her contribution to our strategic goals and determines the amount of stock options to be awarded towards the end of the fiscal year. The Compensation Committee grants equity incentive compensation at times when there are not material non-public information to avoid timing issues and the appearance that such awards are made based on any such information. The exercise price is not less than 85% of the closing market price on the day prior to the date of the grant.

Other Compensation. We provide our executives with certain other benefits, including reimbursement of business and entertainment expenses, health insurance, vacation and sick leave plan. The Compensation Committee in its discretion may revise, amend or add to the officer’s executive benefits as it deems necessary. We believe that these benefits are typically provided to senior executives of similar companies in China and in the U.S.

Summary Compensation Table

The following table sets forth information regarding compensation of the named executive officers for each of the three fiscal years in the period ended December 31, 2010.

FISCAL 2010 COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus($)	Stock Awards($)	Option Awards$(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ming Yang, CEO (2)	2009 2008	0 20,724	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	N/A N/A	O 20,724
Xiaobin Liu, CEO (3)	2010 2009	44,010 43,924	N/A N/A	N/A N/A	187,838 23,970	N/A N/A	N/A N/A	N/A N/A	231,848 67,894
Min Li, CFO	2010 2009 2008	26,802 17,574 14,004	N/A N/A N/A	N/A N/A N/A	187,838 23,970	N/A N/A N/A	N/A N/A N/A	N/A N/A N/A	214,640 41,544 14,004
Naihui Miao, COO (4)	2010 2009	26,802 26,340	N/A N/A	N/A N/A	187,838 23,970	N/A N/A	N/A N/A	N/A N/A	214,640 40,310

(1) Represents the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123R.
(2) Mr. Yang became our Chief Executive Officer on December 29, 2006, and resigned as Chief Executive Officer on March 9, 2009.  Mr. Yang remains the Chairman of our Board of Directors.
(3) Mr. Liu became our Chief Executive Officer on March 10, 2009.
(4)  Mr. Miao became our Chief Operating Officer on July 10, 2009.

Except as disclosed below under the caption “Directors Compensation,” we have not paid or accrued any fees to any of our executive directors for serving as a member of our Board of Directors. We do not have any retirement, pension, profit sharing or stock option plans or insurance or medical reimbursement plans covering our officers and directors.

During each of the last two fiscal years, none of our other officers had salary and bonus greater than $100,000. Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of such expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Grants of Plan-Based Awards

The following table sets forth information regarding each award made to the named executive officers, under Company’s 2007 Equity Incentive Plan, during fiscal 2010.

FISCAL 2010 GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Stocks or Units	Underlying Options	Option Award	and Options
Xiaobin Liu, CEO									12,500	$8.25	187,830
Min Li, CFO									12,500	$8.25	187,830
Naihui Miao, COO									12,500	$8.25	187,830

Narrative Discussion

The following employment agreements were entered into by the Company and the following executive officers:

Xiaobin Liu

The Company entered into an employment agreement with Xiaobin Liu on March 12, 2009 to serve as Chief Executive Officer and a member of the board of directors for a term of three years.  Pursuant to the agreement Mr. Liu will receive annual compensation equal to $44,010  In addition Mr. Liu is entitled to participate in any and all benefit plans from time to time, in effect for employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time.

Min Li

The Company entered into an employment agreement with Min Li on January 1, 2010 to serve as chief financial officer for a term of one year.  Pursuant to the agreement Mr. Li is entitled to participate in any and all benefit plans from time to time, in effect for employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time.

Naihui Miao

The Company entered into an employment agreement with Naihui Miao on July 10, 2009 to serve as Chief Operating  Officer for a term of three years.  Pursuant to the agreement Mr. Miao will receive annual compensation equal to $26,802.  In addition Mr. Miao is entitled to participate in any and all benefit plans from time to time, in effect for employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time.

Assuming the employment of the Company’s named executive officers were to be terminated without cause or for good reason or in the event of change in control, as of December 31, 2010, the following individuals would have been entitled to payments in the amounts set forth opposite to their name in the below table:

Name	Cash Payment
Xiaboin Liu	$0
Min Li	$0
Naihui Miao	$0

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each named executive officer, information regarding unexercised stock options, unvested stock awards, and equity incentive plan awards outstanding as of December 31, 2010.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Xiaobin Liu, CEO	25,000	-	-	8.25	2/4/13	-	-	-	-
Min Li, CFO	25,000	-	-	8.25	2/4/13	-	-	-	-
Naihui Miao	25,000	-	-	8.25	2/4/13	-	-	-	-

Option Exercises and Stock Vested

The following table sets forth aggregate information with respect to each executive officer regarding exercise of stock options, stock appreciation rights, and similar instruments and vesting of restricted stock, restricted stock units and similar instruments, for fiscal 2010.

FISCAL 2010 OPTION EXERCISES AND STOCK VESTED
	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Xiaobin Liu, CEO	14,831	175,000	0	0
Min Li, CFO	14,831	175,000	0	0
Naihui Miao	14,831	175,000	0	0

Pension Benefits Table

The Company does not provide to any of its named executive officers any plans that provide for payments or other benefits at, following, or in connection with retirement.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table

None of our named executive officer had any non-qualified defined contribution or other plan that provides for the deferral of compensation, for fiscal 2010.

Compensation of Directors

The following table sets forth information regarding compensation of each director, other than named executive officers, for fiscal 2010.

FISCAL 2010 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards $(l)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ming Yang	31,318	N/A	N/A	N/A	N/A	N/A	31,318
Nan Li	0	N/A	46,731	N/A	N/A	N/A	46,731
Shi Tong Jiang	0	N/A	N/A	N/A	N/A	N/A	0
Ya Fei Ji	0	N/A	N/A	N/A	N/A	N/A	0

(1) Represents the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123R.

We have entered into agreements on November 8, 2010 and March 2, 2011 with Nan Li and Yang Zou, respectively pursuant to which we grant them options to purchase 12,500 shares of our common stock upon execution of the agreements, and on the anniversary of that date in 2011 and 2012 for Mr. Li, and `2012 and 2013 for Mr. Zou, at an exercise price not less than the closing sale price of such stock on the date of grant.  The granting of future options is contingent upon the individual’s continued service with our company. We do not pay Nan Li and Yang Zou any cash compensation for serving as directors.

We do not pay Shi Tong Jiang any cash compensation to serve as a director.  In each of March and May of 2009, we granted to Shi Tong Jiang options to purchase 12,500 shares of our common stock at an exercise of $4.80 per share.

We do not pay Ya Fei Ji any cash compensation for serving as a director.  In June 2009 we granted Ya Fei Ji an option to purchase 25,000 shares of our common stock at an exercise price of $4.80 per share for his first year as a director with the Company.

Certain Relationships and Related Transactions

The following table provides a summary of our related party transaction during 2009 and 2010.

	Years ended December 31,
	2010	2009	2008
Purchase of raw materials from a related party: -Shouguang Hongye Trading Company Limited (Note (a))	$3,628,986	$-	$-

Due to a related party consists of the following:

	As of December 31,
	2010	2009

Due to a key management (Note (b))	$-	$1,190

Note (a) -
Mr. Zhi Yang, a shareholder and son of the Chairman of the Company, had a 10% equity interest in Shouguang Hongye Trading Company Limited (“Hongye”) for the period from August 4, 2010 to December 2, 2010.  Since December 2, 2010, Mr. Zhi Yang has not had any ownership interest in Hongye.  Hongye is one of the major suppliers to the Company of sulfur, raw coal and various chemicals for the production of bromine and chemical products.  The outstanding payables to Hongye, which were included in accounts payable as at December 31, 2010, amounted to $1,146,810.  The products were sold to the Company by Hongye at market prices.

Note (b) -	The amount of $1,190 represented an advance from a member of a key management of the Company which is unsecured, and interest free and repayable on demand.

It is Company’s policy to not enter any transaction other than compensation arrangements in the ordinary course with any director, executive officer, employee, or principal stockholder or party related to them, unless authorized by a majority of the directors having no interest in the transaction, upon a favorable recommendation by the Audit Committee or a majority of its disinterested members.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed BDO Limited as independent accountants for fiscal 2011, subject to the ratification by stockholders.  Representatives of BDO Limited are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire

If stockholders fail to ratify the appointment, or, if before the next Annual Meeting, BDO Limited declines or the Audit Committee terminates the engagement, or BDO Limited otherwise become unable to serve, the Audit Committee will appoint other independent accountants whose selection for any period subsequent to the next Annual Meeting year will be subject to stockholder ratification.

On February 10, 2010, the Company dismissed its principal independent accountant, Morison Cogen, LLP (“MC”) from its engagement with the Company, which dismissal was effective immediately.  MC was engaged by the Company in February 2007. The decision to dismiss MC as the Company’s principal independent accountant was approved by the Audit Committee of the Company on February 9, 2010.

There were no disagreements between the Company and MC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of MC’s engagement up to the date of dismissal which disagreements that, if not resolved to MC’s satisfaction, would have caused MC to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.  None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2007 and 2008 and subsequently up to the date of dismissal except for the following: as described in MC’s annual report dated March 12, 2009 on the Company’s internal control over financial reporting included in the Company’s Form 10-K for the year ended December 31, 2008, that in MC’s opinion the Company had not maintained effective internal control over financial reporting as of December 31, 2008 based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Although the Company’s management agreed with MC’s report on the point that there was a weakness in the Company’s internal control, management did not believe the weakness was material and concluded that the Company’s internal control over financial reporting was effective a of December 31, 2008.

The Company’s audit committee discussed with MC its opinion that the Company had not maintained effective internal controls over financial reporting as of December 31, 2008.  In addition, the Company has authorized MC to respond fully to the inquiries of MC’s successor accountant concerning such opinion.

MC’s audit report on financial statements for the fiscal year ended December 31, 2008 of the Company contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.  MC did not perform an audit of the financial statements of the Company for the fiscal year ended December 31, 2009.

The company received a  letter from MC addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to MC in its Amended Current Report on Form 8-K filed on March 23, 2010 except for the following:  as described in MC’s report dated March 12, 2009 on the Company’s internal control over financial reporting included in the Company’s Form 10-K for the year ended December 31, 2008, that in MC’s opinion the Company had not maintained effective internal control over financial reporting as of December 31, 2008 based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

On February 10, 2010, the Company engaged BDO Limited ("BDO") to serve as its independent auditor, effective immediately upon the dismissal of MC.  The decision to engage BDO as the Company’s principal independent accountant was approved by the Audit Committee of the Company on February 9, 2010.  During the two fiscal years of the Company ended December 31, 2008 and 2009, and through the date of the BDO’s engagement, the Company did not consult BDO regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Services and Fees of Independent Accountants

The Aggregate fees billed to the Company by MC during the last two fiscal years were as follows:
Fees	2009	2010
Audit Fees	$219,376	$0
Audit Related Fees	$8,776	$5,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$229,151	$5,000

Audit-Related Fees

This category consists of services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. This category includes accounting consultations on transaction and proposed transaction related matters.

We incurred these fees in connection with registration statements, financing, and acquisition transaction.

Tax Fees

The aggregate fees in each of the last two years for the professional services rendered by MC for tax compliance, tax advice and tax planning were nil.

All Other Fees

There are no other fees to disclose.

Services and Fees of Independent Accountants

The Aggregate fees billed to the Company by BDO during the last two fiscal years were as follows:
Fees	2009	2010
Audit Fees	$0	$354,000
Audit Related Fees	$0	$107,193
Tax Fees	$0	$0
All Other Fees	$0	$0
Total	$0	$0

Audit-Related Fees

This category consists of services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. This category includes accounting consultations on transaction and proposed transaction related matters.

We incurred these fees in connection with registration statements, financing, and acquisition transaction.

Tax Fees

The aggregate fees in each of the last two years for the professional services rendered by BDO accountant for tax compliance, tax advice and tax planning were nil.

All Other Fees

There are no other fees to disclose.

Pre-Approval of Services

The Audit Committee appoints the independent accountant each year and pre-approves the audit services.  The Audit Committee chair is authorized to pre-approve specified non-audit services for fees not exceeding specified amounts, if he promptly advises the other Audit Committee members of such approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

PROPOSAL 3

APPROVAL OF THE AMENDMENT OF THE GULF RESOURCES, INC. 2007 EQUITY INCENTIVE PLAN

At the annual meeting, the stockholders are being asked to approve an amendment to the Gulf Resources, Inc. 2007 Equity Incentive Plan (the “2007 Plan”) to increase and fix the number of shares of the Company’s Common Stock reserved for issuance under the 2007 Plan to 4,341,989 shares, a copy of which is attached hereto as Exhibit A. The 2007 Plan was adopted by the board of directors on February 28, 2007 and amended by the board of directors on March 29, 2011.

The following table relates to securities underlying our compensation plans as of December 31, 2010.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders	325,000	$6.80	2,175,000
Total	325,000	$6.80	2,175,000

As of the date of this proxy statement 2,500,000 shares have been authorized by the board of directors for issuance under the 2007 Plan.

The Gulf Resources, Inc. 2007 Equity Incentive Plan

Administration. The 2007 Plan is administered by the compensation committee of the board of directors, which consists of three members of the board of directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and an “outside director” within the meaning of Code Section 162(m). Among other things, the compensation committee has complete discretion, subject to the express limits of the 2007 Plan, to determine the directors, employees and independent contractors to be granted an award, the type of award to be granted, the number of shares of Common Stock subject to each award, the exercise price of each option and base price of each SAR, the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the stock, and the required withholding. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would materially and adversely affect the participant. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2007 Plan. Notwithstanding the foregoing, the Committee does not have any authority to grant or modify an award under the 2007 Plan with terms or conditions that would cause the grant, vesting or exercise to be considered nonqualified “deferred compensation” subject to Section 409A of the Code.

Grant of Awards; Shares Available for Awards. The 2007 Plan provides for the grant of options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards and unrestricted stock awards in an amount equal to 4,341,989 shares of common stock, to directors, officers, employees and independent contractors of the Company or its affiliates. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2007 Plan.

Currently, there are 24 employees and directors who would be entitled to receive stock options and/or restricted shares under the 2007 Plan. Future new hires and additional consultants would be eligible to participate in the 2007 Plan as well. The number of stock options and/or restricted shares to be granted to executives and directors cannot be determined at this time as the grant of stock options and/or restricted shares is dependent upon various factors such as hiring requirements and job performance.

Stock Options. Options granted under the 2007 Plan may be either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Options may be granted on such terms and conditions as the Committee may determine.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, options granted under the 2007 Plan. A SAR granted in tandem with an option (i) is exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (ii) terminates upon termination or exercise of the related option (likewise, the option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related option; and (iv) if the related option is an ISO, may be exercised only when the value of the stock subject to the option exceeds the exercise price of the option. A SAR that is not granted in tandem with an option is exercisable at such times as the Committee may specify.

Performance Shares or Performance Unit Awards. Performance share or performance unit awards entitle the participant to receive cash or shares of stock upon attaining specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Distribution Equivalent Right Awards. A distribution equivalent right award under the 2007 Plan entitles the participant to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of the Company’s common stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded under the 2007 Plan as a component of another award, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards or Restricted Stock Unit Award. A restricted stock award is a grant or sale of stock to the participant, subject to the Company’s right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) in the event that conditions specified by the Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company. A restricted stock unit entitles the holder to receive a cash payment equal to the fair market value of a share of Common Stock, or one (1) share of Common Stock for each restricted stock unit subject to such restricted stock unit award, if the holder satisfies the applicable vesting requirement.

Unrestricted Stock Awards. An unrestricted stock award under the 2007 Plan is a grant or sale of the Company’s common stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change-in-Control Provisions. In connection with the grant of an award, the compensation committee may provide that, in the event of a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and immediately exercisable.

Amendment and Termination. The compensation committee may adopt, amend and rescind rules relating to the administration of the 2007 Plan, and amend, suspend or terminate the 2007 Plan, but no amendment will be made that adversely affects in a material manner any rights of the holder of any award without the holder’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2007 Plan so that remuneration attributable to stock options and other awards will not be subject to a deduction limitation contained in Section 162(m) of the Code.

Certain Federal Income Tax Consequences of the 2007 Plan

The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

A participant does not recognize taxable income upon the grant of NQSO or an ISO. Upon the exercise of a NQSO, the participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the participant later sells shares acquired pursuant to the exercise of a NQSO, the participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

Upon the exercise of an ISO, the participant does not recognize taxable income. If the participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the participant, the participant recognizes long-term capital gain or loss and the Company is not be entitled to a deduction. However, if the participant disposes of such shares within the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount.

In addition to the tax consequences described above, a participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the participant’s regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefore is an adjustment which increases alternative minimum taxable income. In addition, the participant's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If a participant is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the participant's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

A participant does not recognize income upon the grant of an SAR. The participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A participant does not recognize income on the receipt of a performance share award until the shares are received. At such time, the participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount paid for the shares, and the Company is generally entitled to deduct such amount at such time.

A participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any of fair market value of the stock at the time the restriction lapses over any amount paid for the shares. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE 2007 PLAN.

PROPOSAL 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Securities Exchange Act Section 14A, we are submitting to stockholders an advisory vote to approve the compensation paid to the Company’s named executive offices, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

The advisory vote is not binding on the Company, the Board of Directors, or management; if executive compensation is not approved by a majority of the votes cast, the Compensation Committee will take account of this fact when considering executive compensation in future years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to Company’s named executive offices, as disclosed under the caption Election of Directors—Executive Compensation, pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, be, and hereby is, approved.

PROPOSAL 5

ADVISORY VOTE TO APPROVE THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Recently enacted rules pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 also enable the Company’s stockholders to indicate how frequently they believe the Company should seek an advisory vote on the compensation of the Company’s named executive officers, such as Proposal 4 above.  Stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years or you may abstain.  The Board recommends that the Company’s stockholders select a frequency of one year, with the next such stockholder advisory vote to be at the Company’s annual meeting for the fiscal year 2012.

Although the advisory vote is non-binding, the Board will review and consider the voting results when making future decisions regarding the frequency of advisory votes on executive compensation.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS TO BE HELD ONCE EVERY ONE YEAR.

OTHER INFORMATION

Important Notice Regarding Availability of Proxy Materials

Under new rules adopted by the Securities and Exchange Commission, the Company is making this Proxy Statement and the Company’s Annual Report available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies by telephone or over the Internet.

Stockholders' Proposals for Next Annual Meeting

A stockholder of record may present a proposal for action at the Annual Meeting provided that we receive such proposal at our executive office no later than March 23, 2012. We anticipate that the 2012 Annual Meeting will be held in the second fiscal quarter of 2012. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on stockholder proposals that are not submitted for inclusion in our proxy statement unless received by us before March 23, 2012.

Other Business

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of common stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of common stock will be voted in accordance with the specification so made.

Where You Can Find More Information

We file annual and quarterly reports, proxy statements and other information with the SEC.  Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois.  Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms.  Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov.  The Company’s Annual Report on Form 10-K is available on our website at www.gulfresourcesinc.cn.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING.  NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED APRIL 28, 2011.  STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Ming Yang
Ming Yang
Chairman of the Board of Directors

Dated: May 9, 2011

EXHIBIT “A”

AMENDED AND RESTATED
GULF RESOURCES, INC.
2007 EQUITY INCENTIVE PLAN

1.           NAME.

The name of the Plan is the “GULF RESOURCES, INC. 2007 EQUITY INCENTIVE PLAN.”

2.           PURPOSE.

The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose presence and potential contributions are important to the success of the Company, its Parent and its Subsidiaries (if any), by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Stock Awards. Capitalized terms not defined in the text are defined in Section 3.

3.           DEFINITIONS.  As used in the Plan, the following terms shall have the following meanings:

“AWARD” means any award under the Plan, including any Option, Restricted Stock or Stock Award.

“AWARD AGREEMENT” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“BOARD” means the Board of Directors of the Company.

“CAUSE” means (i) if the Participant is a party to an employment or similar agreement with the Company, Parent or a Subsidiary which agreement defines “Cause” (or a similar term) therein, “Cause” shall have the same meaning as provided for in such agreement, or (ii) for a Participant who is not a party to such an agreement, “Cause” shall mean termination by the Company, Parent or a Subsidiary of the employment (or other service relationship) of the Participant by reason of the Participant’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of the Participant’s duties, (C) involvement in a transaction which is materially adverse to the Company, Parent or a Subsidiary, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), or (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

“CODE” means the Internal Revenue Code of 1986, as amended.

“COMMITTEE” means the Compensation Committee of the Board.

“COMMON STOCK” means the Company’s common stock, par value $.001 per share.

“COMPANY” means GULF RESOURCES, INC., a Delaware corporation, or any successor corporation.

“DISABILITY” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“EXERCISE PRICE” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.  Subject to Section 7.4, the per Share Exercise Price under an Option shall equal or exceed 85% of the Fair Market Value of a Share on the day prior to the date of the grant of such Option.

“FAIR MARKET VALUE” means, as of any date, the value of a share of the Common Stock determined as follows:

(a)           if the Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(b)           if the Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

(c)           if the Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination (or if there are not bid and closing prices on the date of termination on the date next preceding the determination date for which there are bid and closing prices), as reported in The Wall Street Journal;

(d)           the price per Share at which Shares of the Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Common Stock pursuant to a registration statement filed with the SEC under the Securities Act if the Award is made on the effective date of such registration statement; or

(e)           if none of the foregoing is applicable, by the Committee in good faith.

“INSIDER” means an officer or director of the Company or any other person whose transactions in the Common Stock are subject to Section 16 of the Exchange Act.

“OPTION” means an Award of an option to purchase Shares pursuant to Section 7.

“PARENT” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“PARTICIPANT” means a person who receives an Award under the Plan.

“PERFORMANCE FACTORS” means the factors selected by the Committee, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards, if any,  have been satisfied:

Net revenue and/or net revenue growth;

(a)	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

(b)	Operating income and/or operating income growth;

(c)	Net income and/or net income growth;

(d)	Earnings per share and/or earnings per share growth;

(e)	Total stockholder return and/or total stockholder return growth;

(f)	Return on equity;

(g)	Operating cash flow return on income;

(h)	Adjusted operating cash flow return on income;

(i)	Economic value added; and

(j)	Individual business objectives.

“PERFORMANCE PERIOD” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for purposes of Stock Awards.

“PLAN” means this Gulf Resources, Inc. 2007 Equity Incentive Plan, as amended from time to time.

“SEC” means the U.S. Securities and Exchange Commission.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“SHARES” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 4 and 19, and any successor security.

“STOCK AWARD” means an Award of Shares pursuant to Section 9.

“SUBSIDIARY” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“TERMINATION” or “TERMINATED” means, for purposes of the Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company, Parent or a Subsidiary. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, Parent or Subsidiary, as applicable, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company, Parent or a Subsidiary, as applicable, and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company, Parent or a Subsidiary, as applicable, as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement.  The Committee shall have sole discretion to determine whether a Participant has ceased to provide services for the Company, Parent or a Subsidiary, and the effective date on which the Participant ceased to provide such services (the “Termination Date”).

4.           SHARES SUBJECT TO THE PLAN.

4.1.           Number of Shares Available. Subject to Sections 4.2 and 19, the total aggregate number of Shares initially reserved and available for grant and issuance pursuant to the Plan shall be Four Million and Three Hundred and Forty-One Thousand and Nine Hundred and Eighty-Nine (4,341,989) Shares and shall include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unvested Awards granted under the Plan.

4.2.           Adjustment of Shares. In the event that the number of outstanding Shares shall change on account of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the per Share Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted by the Board, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or shall rounded up to the nearest whole Share, as determined by the Committee.

5.           ELIGIBILITY.

ISOs (as defined in Section 7 below) may be granted solely to employees (including officers and directors who are also employees) of the Company, Parent or a Subsidiary.  Options may be granted solely to employees, officers, nonemployee directors, consultants, independent contractors and advisors of or to the Company or a Subsidiary.  All other Awards may be granted to employees, officers, nonemployee directors, consultants, independent contractors and advisors of or to the Company, Parent or a Subsidiary.  In all cases, for purposes of eligibility for Plan Awards, no consultant, contractor or advisor services for the Company, Parent or a Subsidiary may be in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan.

6.           ADMINISTRATION.

6.1.           Committee Authority. The Plan shall be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. Without limitation, the Committee shall have the authority to:

6.1.1	construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

6.1.2	prescribe, amend and rescind rules and regulations relating to the Plan or any Award;

6.1.3	select persons to receive Awards from those eligible pursuant to Section 5;

6.1.4	determine the forms and terms of Awards;

6.1.5	determine the number of Shares or other consideration subject to Awards;

6.1.6
determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company, Parent or a Subsidiary;

6.1.7	grant waivers of Plan or Award conditions;

6.1.8	determine the vesting, exercisability and payment requirements and terms under Awards;

6.1.9	correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

6.1.10	determine whether an Award has been earned; and

6.1.11	make all other determinations necessary or advisable for the administration of the Plan.

6.2.           Committee Discretion. Any determination made by the Committee with respect to any Award shall be made at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and on all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders.

7.           OPTIONS.

The Committee may grant Options to eligible persons (pursuant to the requirements of Section 5) and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the per Share Exercise Price under the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

7.1.           Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or an NQSO (a “Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

7.2.           Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant and sets all the material terms of such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan shall be delivered to the Participant within a reasonable time after the granting of the Option, and shall be dated as of the Option grant date.

7.3.           Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, Parent or a Subsidiary (a “Ten Percent Stockholder”) shall be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines; provided, however, that in all events a Participant shall be entitled to exercise an Option at the rate of at least twenty percent (20%) per year over five (5) years from the date of grant, subject to reasonable conditions such as continued employment or service; and provided further that an Option granted to a Participant who is an officer, director or consultant may become fully exercisable, subject to reasonable conditions such as continued employment or service, at any time or during any period established by the Company.

7.4.           Exercise Price. The per Share Exercise Price under an Option shall be determined by the Committee when the Option is granted and may be not less than eighty-five percent (85%) of the Fair Market Value of a Share on the day prior to the date of grant of the Option; provided that the per Share Exercise Price under an Option which is intended to be an ISO may not be less than one hundred percent (100%) of the Fair Market Value of a Share on the day prior to the date of grant of the Option; provided further that the per Share Exercise Price under an Option which is intended to be an ISO and which is granted to a Ten Percent Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the day prior to the date of grant of the Option. Payment for the Shares purchased pursuant to the exercise of an Option shall be made in accordance with Section 10.

7.5.           Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (an “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares for which the Option is being exercised.

7.6.           Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

7.6.1
If the Participant’s service is Terminated for any reason other than the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date resulting in the Option, if it was intended at grant to be an ISO, thereupon converting automatically to an NQSO).

7.6.2
If the Participant’s service is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond twelve (12) months after the Termination Date, resulting in the Option, if it was intended at grant to be an ISO, thereupon converting automatically to an NQSO).

7.6.3
Notwithstanding the provisions in Section 7.6(a), if the Participant’s service for the Company or a Subsidiary is Terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise the Option with respect to any Shares whatsoever, after Termination, regardless of whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this Section 7.6.3, Termination shall be deemed to occur on the date when the Company or Subsidiary dispatches notice or advises the Participant that his service is Terminated.

7.7.           Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number shall not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.

7.8.           Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which an Option that is intended to be an ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or a Subsidiary) shall not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which an Option that is intended to be an ISO are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the portion of the Option for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year shall continue to be an ISO, and the portion of the Option for the amount in excess of One Hundred Thousand Dollars ($100,000) that first becomes exercisable in that calendar year shall thereupon convert automatically to an NQSO. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment with the intent of being ISOs.

7.9.           Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore; provided that any such action may not, without the written consent of the applicable Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding Option that is intended to be an ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with the requirements of Section 424(h) of the Code.

8.           RESTRICTED STOCK.

A Restricted Stock Award is an offer by the Company to sell or award to an eligible person Shares that are subject to transfer restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price, if any, to be paid (the “Purchase Price”), the transfer restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

8.1.           Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement (a “Restricted Stock Agreement”) which shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer or award of Restricted Stock shall be accepted by the Participant’s execution and delivery of the Restricted Stock Agreement and full payment, if a sale, for the Shares to the Company within thirty (30) days from the date the Restricted Stock Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Agreement along with full payment, if a sale, for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise extended by the Committee.

8.2.           Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award, if any, shall be determined by the Committee on the date the Restricted Stock Award is made and shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the day prior to the award date. Payment of the Purchase Price, if any, shall be made in accordance with Section 10.

8.3.           Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to such transfer restrictions as the Committee shall impose. These transfer restrictions may be based upon completion of a specified number of years of employment or service with the Company, Parent or a Subsidiary, or upon completion of the performance goals as set out in advance in the Participant’s individual Restricted Stock Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

8.4.           Termination During Performance Period. If a Participant who has an outstanding Restricted Stock Award is Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment (whether in Shares, cash or otherwise) with respect to such Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Agreement, unless the Committee determines otherwise.

9.           STOCK AWARDS.

9.1.           Awards of Stock. A Stock Award is an award of Shares for services rendered to the Company, Parent or a Subsidiary. A Stock Award shall be awarded pursuant to an Award Agreement (a “Stock Award Agreement”) that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. A Stock Award may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Stock Award Agreement (a “Performance Stock Award Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Awards may vary from Participant to Participant and between groups of Participants, and may be based upon the achievements or performance of the Company, Parent or a Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

9.2.           Terms of Stock Awards. The Committee shall determine the number of Shares to be awarded to the Participant. If the Stock Award is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Award Agreement, then the Committee shall: (a) determine the nature, length and starting date of any Performance Period for each Stock Award; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Award, the Committee shall determine the extent to which such Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Awards that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as shall be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Awards to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

10.           PAYMENT FOR SHARE PURCHASES. PAYMENT FOR SHARES PURCHASED PURSUANT TO THE PLAN MAY BE MADE IN CASH (BY CHECK) OR, WHERE EXPRESSLY APPROVED FOR THE PARTICIPANT BY THE COMMITTEE AND WHERE PERMITTED BY LAW:

10.1.           by cancellation of indebtedness of the Company to the Participant;

10.2.           by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

10.3.           by waiver of compensation due or accrued to the Participant for services rendered;

10.4.           with respect solely to purchases upon exercise of an Option, and provided that a public market for the Common Stock exists:

10.4.1
through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

10.4.2
through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

10.4.3
through a cashless exercise, whereby the number of shares to be issued upon exercise of the Option shall be reduced by that number of shares having an aggregate Fair Market Value equal to the exercise price as of the date of exercise; or

10.4.4	by any combination of the foregoing.

11.           WITHHOLDING TAXES.

11.1.           Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy any applicable federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever under the Plan payments in satisfaction of Awards are to be made in cash, such payments shall be net of an amount sufficient to satisfy any applicable federal, state, and local withholding tax requirements.

11.2.           Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued pursuant to the Award  that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in accordance with the requirements established by the Committee and shall be in writing in a form acceptable to the Committee.

12.           PRIVILEGES OF STOCK OWNERSHIP.

No Participant shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a stockholder and shall have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same transfer restrictions as the Restricted Stock.

13.           NON-TRANSFERABILITY OF AWARDS.

13.1.           Awards of Stock and Restricted Stock granted under the Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. Awards of Options granted under the Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor, or by gift to a member of the Participant’s “immediate family,” as that term is defined in 17 C.F.R. 240.16a-l(e). During the lifetime of the Participant an Award shall be exercisable solely by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement.

13.2.           The restrictions under this Section 13 shall cease to apply to Shares received as part of a Stock Award or Restricted Stock Award under the Plan at the time ownership of such Shares vests in the recipient of the Award. Similarly, said restrictions shall not apply to Shares received upon the exercise of vested Options.

14.           CERTIFICATES.

All certificates for Shares or other securities delivered under the Plan shall be subject to such stop transfer orders, legends and other restrictions as the Committee shall deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.           ESCROW; PLEDGE OF SHARES.

To enforce any transfer restrictions in connection with a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such transfer restrictions have lapsed or terminated, and the Committee shall cause a legend or legends referencing such transfer restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of Shares, a Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve. The Shares purchased with the promissory note shall be proportionately released from the pledge on a pro rata basis as the payments under the promissory note are made.

16.           EXCHANGE OF AWARDS.

The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

17.           SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

18.           NO OBLIGATION TO EMPLOY OR CONTINUE SERVICE.

Nothing in the Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ or service of, or to continue any other relationship with, the Company, Parent or any Subsidiary, or limit in any way the right of the Company, Parent or any Subsidiary to terminate a Participant’s employment, service or other relationship at any time, with or without Cause.

19.           CORPORATE TRANSACTIONS.

19.1.           Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned Subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption shall be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than fifty percent (50%) of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the awards). The successor corporation may also issue, in place of outstanding Shares held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Section 19.1, such Awards shall expire on such transaction at such time and on such conditions as the Committee shall determine. Notwithstanding anything in the Plan to the contrary, the Committee may provide that the vesting of any or all Awards granted pursuant to the Plan will accelerate upon a transaction described in this Section 19. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

19.2.           Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any then outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

20.           ADOPTION AND EFFECTIVE DATE.

This 2007 Equity Incentive Plan is effective as of February 28, 2007, the date it was adopted by the Board.  This amendment and restatement of the Plan is effective as of March 29, 20011.

21.           STOCKHOLDER APPROVAL.

The Plan shall be approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Company.

22.           GOVERNING LAW.

The Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

23.           AMENDMENT OR TERMINATION OF PLAN.

The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Committee shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval under the Code, if applicable, or by any stock exchange or market on which the Common Stock is listed for trading.  Notwithstanding the foregoing, no amendment or termination of the Plan shall adversely affect any Participant’s entitlements to a previously granted Award, unless the Participant consents thereto in writing.

24.           NONEXCLUSIVITY OF PLAN.

None of the adoption of the Plan by the Committee, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Committee to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

25.           ACTION BY COMMITTEE.

Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to the Plan shall be taken or made in the Committee’s sole and absolute discretion.

GULF RESOURCES, INC. ATTN: ETHAN CHUANG 1330 AVENUE OF THE AMERICAS 21ST FLOOR, SUITE 2109 NEW YORK, NY 10019
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
						M36625-P12793	KEEP THIS PORTION FOR YOUR RECORDS
		THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.					DETACH AND RETURN THIS PORTION ONLY

GULF RESOURCES, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors		☐	☐	☐

Nominees

	01) Ming Yang 02) Xiaobin Liu 03) Naihui Miao 04) Nan Li	05) Yang Zou 06) Shi Tong Jiang 07) Ya Fei Ji

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:							For	Against	Abstain

2.	To ratify the appointment of BDO Limited, independent public accountants, as the auditor of the Company for the year 2011.						☐	☐	☐

3.	To approve an amendment to the 2007 Equity Incentive Plan to increase the number of shares of the Company's common stock reserved for issuance under the plan to 4,341,989 shares.						☐	☐	☐

4.	Advisory vote on executive compensation.						☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

5.	Advisory vote on frequency of advisory votes on executive compensation — EVERY:

☐ 1 YEAR		☐ 2 YEARS		☐ 3 YEARS		☐ ABSTAIN

NOTE: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears above. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such. Joint owners should each sign personally.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)		Date

The Annual Meeting of the Stockholders of Gulf Resources, Inc.,
a Delaware corporation ("Company"), will be held on June 22, 2011, at 9:00 a.m. (local time), at the Company's headquarters located at
99 Wenchang Road, Chenming Industrial Park, Shouguang City, Shandong Province,
People's Republic of China.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M36626-P1 2793

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
OF GULF RESOURCES, INC.

TO BE HELD ON JUNE 22, 2011

Min Yang and Xiaobin Liu, and each of them, each with full power of substitution, hereby are authorized to vote as specified on the reverse side or, with respect to any matter not set forth on the reverse side, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of capital stock of Gulf Resources, Inc. that the undersigned would be entitled to vote, if personally present, at the 2011 Annual Meeting of Stockholders and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2, 3 and 4. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4 and a vote for the advisory vote on compensation of the Company's named executive officers to be held once every year.

Continued and to be signed on reverse side